SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/     Filed by a Party other than the Registrant  /X/
--------------------------------------------------------------------------------

Check the appropriate box:
/ /         Preliminary Proxy Statement
/X/         Definitive Proxy Statement
/ /         Definitive Additional Materials
/ /         Soliciting Material Pursuant to sec. 240.14a-11(c)
            or sec. 240.14a-12
/ /         Confidential, For Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Not Applicable
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the Appropriate Box):

/X/         No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1)  Title of each class of securities to which transaction applies:

            2)  Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            4)  Proposed maximum aggregate value of transaction:

            5)  Total fee paid:

/ /         Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount Previously Paid:

            2)  Form, Schedule or Registration Statement No.:

            3)  Filing Party:

            4)  Date Filed:

--------------------------------------------------------------------------------

                          PROXY/VOTING INSTRUCTION CARD
                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                 C/O THE AMERICAN STOCK TRANSFER & TRUST COMPANY
              40 WALL STREET, 41ST FLOOR, NEW YORK, NEW YORK 10005

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         I (whether one or more of us) appoint Joseph P. Caruso and Paul S. Weiner to be my Proxies. The Proxies may vote on my behalf, in accordance with my instructions, all of my shares entitled to vote at the Annual Meeting of Stockholders of Palomar Medical Technologies, Inc. ("Palomar"). The meeting is scheduled for June 7, 2000, but this proxy includes any adjournment(s) of that meeting. The Proxies may vote on my behalf as if I were personally at the meeting.

                 PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE
                  AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                   ^ DETACH HERE BEFORE MAILING TOP PORTION ^

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY(X)

         IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED BELOW BY THE UNDERSIGNED STOCKHOLDER. IF NO MARKING IS MADE, THIS PROXY WILL BE DEEMED TO BE DIRECTION TO VOTE FOR PROPOSALS 1 AND 2.

The Board of Directors recommends a vote FOR:

1.      To select Arthur Andersen LLP as the company's auditors for fiscal 2000.

        FOR  (  )         AGAINST  (  )             ABSTAIN  (  )

2. The election of each of the following nominees as Directors of Palomar to serve until the 2001 annual meeting of stockholders and until their respective successors are elected and have qualified.

                                  FOR              AGAINST            WITHHELD

 Nicholas P. Economou            (   )              (   )              (   )
 James G. Martin                 (   )              (   )              (   )
 A. Neil Pappalardo              (   )              (   )              (   )
 Louis P. Valente                (   )              (   )              (   )

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED:     _________________, 2000                   ---------------------------
                                                     Signature of Stockholder(s)

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.  / /

                      [NOTE THAT YOU MAY ATTEND THE MEETING
                        EVEN IF YOU DO NOT CHECK THE BOX]

                                                     May 5, 2000



Dear Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Palomar Medical Technologies, Inc. (the "Company") to be held on June 7, 2000 at 10:00 a.m. at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts 01730, and thereafter as it may be adjourned from time to time.

         At the meeting, you will be asked to consider and act upon proposals to
(i) ratify the selection of the Company's independent auditors for fiscal 2000, and (ii) elect four directors of the Company.

         Details of the matters to be considered at the meeting are contained in the proxy statement, which we urge you to consider carefully.

         As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

         Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

                                            Sincerely,


                                            /s/ Louis P. Valente
                                            --------------------
                                            Louis P. Valente
                                            CHIEF EXECUTIVE OFFICER,
                                            PRESIDENT AND CHAIRMAN OF THE BOARD

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                               82 CAMBRIDGE STREET
                         BURLINGTON, MASSACHUSETTS 01803

                                  NOTICE OF THE
                       2000 ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on JUNE 7, 2000 AT 10:00 A.M. at the RENAISSANCE BEDFORD HOTEL, 44 MIDDLESEX TURNPIKE, BEDFORD, MASSACHUSETTS 01730, and thereafter as it may be adjourned from time to time.

At the meeting, the stockholders will be asked:

         (1) To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         (2)  To elect four  directors  of the  Company to serve  until the 2001
              annual  meeting  of  stockholders   and  until  their   respective
              successors are elected and have qualified.

         (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the meeting. A postage prepaid envelope has been enclosed for your convenience. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                             By Order of the Board of Directors



                                             Louis P. Valente
                                             CHIEF EXECUTIVE  OFFICER,
                                             PRESIDENT AND CHAIRMAN OF THE BOARD

May 5, 2000



             IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2000

                                TABLE OF CONTENTS

ITEM                                                                                                        PAGE

PROPOSAL NO. 1:  RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 2000....................................2

PROPOSAL NO. 2:  ELECTION OF DIRECTORS....................................................................2

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON...................................................2

DIRECTORS AND EXECUTIVE OFFICERS..........................................................................2
         Committees and Meetings of the Board.............................................................3

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..........................................................4
         Director Compensation............................................................................4
         Executive Compensation...........................................................................4
         Option and Warrant Grants in Last Fiscal Year....................................................5
         Fiscal Year End Option and Warrant Values........................................................6
         Other Employee Benefit Plans.....................................................................6
         Employment Agreements............................................................................7

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS............................................7
         Introduction.....................................................................................7
         Compensation Programs............................................................................7
         Compensation of Chief Executive Officer..........................................................8

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............................................9

COMPANY STOCK PRICE PERFORMANCE...........................................................................9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........................................10

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934.................................11

FINANCIAL INFORMATION INCORPORATED BY REFERENCE..........................................................12

SOLICITATION.............................................................................................12

DEADLINE FOR SUBMISSION OF 2001 STOCKHOLDER PROPOSALS AND NOMINATIONS....................................12

MISCELLANEOUS............................................................................................12

AVAILABLE INFORMATION....................................................................................12

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2000

         The enclosed proxy is solicited by the Board of Directors of Palomar Medical Technologies, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders to be held at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts 01730, at 10:00 a.m. on Wednesday, June 7, 2000, and at any adjournment or adjournments thereof.

         Management intends to mail this proxy statement, the accompanying form of proxy and its Annual Report and Annual Report on Form 10K (excluding exhibits) for the fiscal year ended December 31, 1999 to all stockholders entitled to vote, on or about May 8, 2000. The costs of soliciting proxies will be borne by the Company.

         Only stockholders of record at the close of business on April 17, 2000 will be entitled to vote at the meeting or any adjournment thereof. As of March 24, 2000, 10,089,450 shares of common stock, $.01 par value, of the Company were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

         To establish a quorum to transact business at the meeting, there must be present at the meeting, in person or by proxy, a majority of the shares of common stock issued, outstanding, and entitled to vote at the meeting. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

         To be elected, a director must receive a plurality of the votes of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is necessary to ratify the selection of the independent auditors.

         Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxy may be revoked at any time before it is exercised, by written notice to the Assistant Secretary prior to the meeting, or by giving to the Assistant Secretary a duly executed proxy bearing a later date than the proxy being revoked, at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. Proxies which are executed but which do not contain any specific instructions will be voted as recommended by management.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore have no legal effect on the vote on that particular matter.

         Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

         The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

PROPOSAL NO. 1:  RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 2000

         The persons named in the enclosed proxy will vote to ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 2000 unless otherwise directed by the stockholders. That firm has served as the Company's independent auditors since 1989. A representative of Arthur Andersen LLP is expected to be present at the meeting, and will have the opportunity to make a statement and is expected to be available to answer appropriate questions from stockholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO SELECT ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2000.

PROPOSAL NO. 2:  ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. VALENTE, ECONOMOU, MARTIN AND PAPPALARDO AS DIRECTORS OF THE COMPANY.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

           None of the directors or executive officers of the Company has any interest in the adoption of the above proposals.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the Company's executive officers and each nominee for election as a director. Each of the nominees currently serves as a director. For information about ownership of the Company's common stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."

         NAME                               AGE      POSITIONS AND OFFICES WITH
                                                     THE COMPANY

         Louis P. Valente                    69      Chairman,
                                                     Chief Executive Officer,
                                                     and President
         Nicholas P. Economou                51      Director
         James G. Martin                     64      Director
         A. Neil Pappalardo                  58      Director
         Joseph P. Caruso                    41      Vice President,
                                                     Chief Financial Officer,
                                                     and Secretary

        The Company currently has four directors. All directors will hold office until the 2001 Annual Meeting of Stockholders of the Company or special meeting in lieu thereof (and thereafter until their successors have been duly elected and qualified). None of the nominees is related by blood, marriage or adoption to any of the Company's directors or executive officers. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

         LOUIS P. VALENTE. Mr. Valente became a director of the Company on February 1, 1997. On May 14, 1997, he became Chief Executive Officer and President of the Company, and on September 15, 1997, he became Chairman of the Board. From 1968 to 1995 Mr. Valente held numerous positions at Perkin Elmer, Inc. (formerly EG&G, Inc.), a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968 he began his career at EG&G, Inc. as an Assistant Controller and held executive positions, including Corporate Treasurer, before becoming Senior Vice President of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Currently, Mr. Valente serves as a director of MKS Instruments, Inc., a publicly held company, and several private companies. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

         NICHOLAS P. ECONOMOU. Dr. Economou became a director of the Company on November 13, 1997. Dr. Economou is the Chief Operating Officer of FEI Company, a manufacturer of production and analytical equipment for the semiconductor and data storage industries. Prior to that, Dr. Economou served as President of Micrion Corp., which merged with FEI Company in August of 1999. Before joining Micrion, Dr. Economou managed a group developing advanced semiconductor technology at M.I.T.'s Lincoln Laboratory. Before joining Lincoln Laboratory, Dr. Economou was with Bell Telephone Laboratories and also served in the U.S. Air Force. Dr. Economou received his B.A. in Physics from Dartmouth College and his M.A. and Ph.D. in Physics from Harvard University.

         A. NEIL PAPPALARDO. Mr. Pappalardo became a director of the Company on June 2, 1997. Mr. Pappalardo is the founder and serves as the Chairman and CEO of Medical Information Technology, Inc. ("Meditech"), a provider of software systems to hospitals in the United States, Canada and the United Kingdom with over 1,800 employees. Mr. Pappalardo received his B.S. in electrical engineering from M.I.T. Mr. Pappalardo serves on the Executive as well as various other operational and academic committees at M.I.T., and is a trustee of the New England Aquarium and serves on its Board of Governors.

         JAMES G. MARTIN. Dr. Martin became a director of the Company on June 2, 1997. From 1995 through the present, Dr. Martin has served as the Vice President of Research at the Carolinas Medical Center. He has also been the Chairman of the Research Development Board of the Carolinas Medical Center since 1993. Dr. Martin was the Governor of North Carolina from 1985 to 1993. Prior to that, he served as a United States Congressman from North Carolina for six terms, from 1973 to 1984. Dr. Martin currently serves as a director for the following publicly held companies: Duke Energy Company, Family Dollar, Inc., and Applied Analytical Industries, Inc. Dr. Martin has a B.S. in chemistry from Davidson College and a Ph.D. in chemistry from Princeton University.

         JOSEPH P. CARUSO. Mr. Caruso joined the Company in March 1992 as Controller in a part-time capacity and became a full-time employee on June 15, 1992. Effective January 1, 1993, Mr. Caruso became Vice President and Chief Financial Officer. From 1989 to 1992, Mr. Caruso was the Chief Financial Officer of Massachusetts Electrical Manufacturing Co., Inc., a privately held manufacturer of power distribution equipment. From 1987 to 1989, Mr. Caruso was a manager with Robert Half, an international consulting firm. From 1982 to 1987, Mr. Caruso was a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso became a Certified Public Accountant in 1984 and has a B.S. in accounting from Merrimack College.

COMMITTEES AND MEETINGS OF THE BOARD

         All of the incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during the year ended December 31, 1999. The Board of Directors met eight times during the year ended December 31, 1999 and acted seven times by unanimous written consent. The Board currently has three committees.

         The Executive Committee (currently consisting of Messrs. Pappalardo, Martin and Valente) was formed on June 13, 1997. The Executive Committee did not meet during the year ended December 31, 1999. The Executive Committee is authorized to exercise all of the powers of the Board of Directors except those not permitted by the Delaware Corporation Law. All business transacted by the Executive Committee is subject to approval by the Board of Directors at its next regular meeting if required by resolution of the Board of Directors, by Delaware Corporation

Law or by the Restated Certificate of Incorporation or By-laws of the Company. To the extent it may lawfully do so, the Executive Committee may initiate any action which the Board of Directors could initiate and may oversee and direct the day-to-day operations of the Company.

         The Audit Committee (currently consisting of outside directors Messrs. Economou and Pappalardo) held two meetings during the year ended December 31, 1999. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent public accountants, conferring with the Company's independent public accountants regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors, reviewing the internal accounting procedures of the Company, and reviewing existing and contemplated investments of the Company.

        The Compensation Committee (currently consisting of outside directors Messrs. Martin and Pappalardo) held four meetings during the year ended December 31, 1999. The Compensation Committee's functions include the administration of the Company's stock option plans and stock purchase plan and fixing the salaries and determining the supplemental compensation awards, if any, of members of the Board of Directors who are officers or employees of the Company, and of other officers of the Company.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         Outside directors receive $20,000 per year for their services as director and $5,000 per year, per committee, for their services as members of any committee of the Board of Directors. In addition, for their services as directors, Mr. Pappalardo and Drs. Economou and Martin each received a warrant to purchase 7,142 shares of the Company's common stock for $10.50 per share and a warrant to purchase 35,000 shares of the Company's common stock for $3.1875 per share. These warrants expire 90 days from the date on which their service as a Board member terminates. In accordance with Company policy, directors who are employees of the Company serve as directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1998 and 1999 of all individuals serving as the Company's CEO during 1999 and the other executive officers of the Company serving on December 31, 1999 whose salary and bonuses for 1999 exceeded $100,000 (the "Named Executive Officers"):

                                                                                 Long-Term
                                                                            Compensation Awards

                                                                            Securities Underlying          All Other
Name and                            Fiscal         Salary       Bonus         Options/Warrants(1)        Compensation
Principal Position                   Year           ($)          ($)                (#)                     ($)

Louis P. Valente                   12/31/99       $290,859     $350,000             200,000
   Chairman, Chief Executive       12/31/98       $275,000       $---                57,142 (2)
   Officer and President           12/31/97       $275,000       $---                57,142

Joseph P. Caruso                   12/31/99       $230,000     $48,000              125,000               $40,962(3)
     Vice President, Chief         12/31/98       $230,000       $---               109,997 (2)
     Financial Officer and         12/31/97       $200,000       $---                  ---
    Secretary


          * In accordance with regulations promulgated by the SEC, perquisites are not included since the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus. Therefore, the Other Annual Compensation column has not been included in this table.

         (1) During fiscal 1999, 1998, and 1997, the Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers.

         (2) Represents options/warrants granted in replacement of canceled options/warrants.

         (3) Paid in lieu of (untaken but contractually allotted) vacation time for fiscal years 1992 through 1998.

OPTION AND WARRANT GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding stock options and warrants granted during 1999 by the Company to the Named Executive
Officers:

--------------------------------------------------------------------------------
                                                  OPTION AND WARRANT GRANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Percent of
                                                             Total
                                   Number of Shares    Options/Warrants
                                      Underlying            Granted                                            Grant Date
Name and                           Options/Warrants      To Employees     Exercise Price     Expiration       Present Value
Principal Position                     Granted         in Fiscal Year(1)     Per Share          Date             ($)(2)
------------------------------------------------------------------------------------------------------------------------------

Louis P. Valente                      200,000(3)             19.2%            $3.1875          5/31/09         $419,280(4)
    Chairman,
    Chief Executive Officer, and
    President

Joseph P. Caruso                      125,000(5)             12.0%            $3.1875          5/31/09         $262,050(4)
    Vice President, Chief
    Financial Officer, and
    Secretary
------------------------------------------------------------------------------------------------------------------------------

(1) The Company granted options/warrants to purchase an aggregate of 714,327 shares of common stock to all employees other than Named Executive Officers and granted options/warrants to purchase an aggregate of 325,000 shares to all Named Executive Officers as a group (2 persons) during fiscal 1999.

(2) This column sets forth the present value of the grants at the date of grant, using the Black-Scholes pricing model.

(3) This warrant expires on May 31, 2009. 80,000 options were vested on the date of grant and 40,000 options vest on May 17, 2000, 2001 and 2002.

(4) The assumptions used in calculating the Black-Scholes value were $3.1875 as fair market value, 3.50 year term, .94 volatility, 5.81% risk free interest rate and no yield or premiums.

(5) This warrant expires on May 31, 2009 and vested fully on the date of grant.

FISCAL YEAR END OPTION AND WARRANT VALUES

         The following unexpired warrants and options to purchase common stock were held by the Named Executive Officers at December 31, 1999. None of such Named Executive Officers exercised any warrants or options during the year ended December 31, 1999:

---------------------------------------------------------------------------------------------------------------------------

                                           Number of Securities Underlying
                                         Unexercised Options/Warrants(1) at        Value of Unexercised in-the-Money
                                                      FY-End(#)                    Options/Warrants at FY-End ($)(2)
---------------------------------------------------------------------------------------------------------------------------
Name and

Principal Position                        Exercisable        Unexercisable         Exercisable           Unexercisable
---------------------------------------------------------------------------------------------------------------------------

Louis P. Valente                           137,142(3)         120,000(4)               ---                    ---
     Chairman,
     Chief Executive Officer,
     and President

Joseph P. Caruso                           224,997(5)             ---                  ---                    ---
     Vice President, Chief                                        ---                  ---                    ---
     Financial Officer, and Secretary
---------------------------------------------------------------------------------------------------------------------------

         (1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

         (2) Value is based on the December 31, 1999, closing price on the Nasdaq Small Cap Market of $1.1875 per share. Actual gains, if any, on exercise will depend on the value of the common stock on the date of the sale of the shares.

         (3) Consists of 57,142 warrants to purchase common stock with an exercise price of $10.50 per share which expire on June 1, 2002 and 80,000 options to purchase common stock with an exercise price of $3.1875 per share which expire on May 31, 2009.

         (4) Consists of options to purchase common stock with an exercise price of $3.1875 per share which expire on May 31, 2009. 40,000 options vest on May 17, 2000, 2001 and 2002.

         (5) Consists of 14,285 warrants to purchase common stock with an exercise price of $14.88 per share which expire on August 18, 2000, 85,712 options and warrants to purchase common stock with an exercise price of $10.50 per share which expire on or before December 18, 2001 and 125,000 options to purchase common stock with an exercise price of $3.1875 per share which expire on May 31, 2009.

OTHER EMPLOYEE BENEFIT PLANS

         EMPLOYEE STOCK PURCHASE PLAN

         The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1996. The number of shares of common stock reserved for issuance under the Purchase Plan is 140,000 and as of the end of the fiscal year 114,292 shares of common stock remained available for issuance thereunder. The Purchase Plan permits employees who are employed for at least twenty hours per week and more than five months in a calendar year to purchase common stock of the Company, through payroll deductions, which may not exceed 15% of an employee's compensation, at the lower of 85% of the fair market value of the common stock at the beginning or at the end of each three month period. The Purchase Plan provides for four offerings during each fiscal year, each having a duration of three months.

EMPLOYMENT AGREEMENTS

         Effective May 15, 1997, the Company entered into a two-year employment agreement with Mr. Valente, which agreement automatically renews for successive one year periods absent notice of non-renewal by either party. That agreement has been renewed and amended. Pursuant to this amended agreement, Mr. Valente serves as Chief Executive Officer and President of the Company at an annual base salary of $270,000. Mr. Valente's agreement provides that in the event of termination without cause anytime after the initial term, the Company shall pay one-half his annual salary as then in effect, in addition to any earned incentive compensation, and continue his benefits and insurance payments for six months to the extent permitted by the Company's plans or policies. In the event of termination due to a change in control, Mr. Valente is entitled to receive three times his annual salary as then in effect in addition to any earned incentive compensation.

         Mr. Caruso serves as Chief Financial Officer at an annual base salary of $250,000 pursuant to a two year employment agreement dated as of January 1, 2000. This agreement also automatically renews for successive one year periods absent notice of non-renewal by either party. Mr. Caruso's agreement provides that, in the event of termination by the Company without cause or termination by Mr. Caruso for good reason without a change in control, both as defined, the Company shall pay one year's salary as then in effect in addition to any earned incentive compensation, and continue benefits and insurance payments for one year. The agreement further provides that in the event of termination by reason of death, Mr. Caruso's beneficiaries shall receive the base salary that Mr. Caruso would have received for one year following his death (plus any pro rata bonus to which he would have been entitled). In the event of termination due to a change in control, Mr. Caruso is entitled to receive three times his annual salary as then in effect (plus any bonus to which he would have been entitled) and the continuation of benefits and insurance payments for two years.

         Both agreements provide for bonuses as determined by the Board of Directors, and employee benefits, including vacation, sick pay and insurance, in accordance with the Company's policies. Each of the employment agreements also prohibits the employee from directly or indirectly competing with the Company for a period of one year following termination of his employment.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE COMPANY STOCK PRICE PERFORMANCE GRAPH CONTAINED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

INTRODUCTION

         The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Company's primary objective is to maximize stockholder value. As a result, the Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals. The Committee believes that the total compensation of executive officers should reflect the scope of their responsibilities, the success of the Company and the contribution of each executive to that success.

COMPENSATION PROGRAMS

         BASE SALARY. Base salaries are intended to approximate the average salaries for comparable positions at similar organizations of comparable size and complexity to the Company. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

         BONUS PLANS. Executive officers are awarded bonuses at the discretion of the Committee. The factors that the Committee evaluates in exercising its discretion include return on assets, growth in income and return on sales, as well as a subjective assessment of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for stockholders. The relative weighting of the operating measures and subjective evaluation varies depending on the executive's role and responsibilities within the organization.

         In light of the successful restructuring of the Company in 1999, including the sale of the Company's Star subsidiary, executive bonuses were awarded in 1999, as reflected in the Executive Compensation table set forth on page 4. The bonus amounts were intended to compensate the executives for the turn-around of the Company completed in the time frame to which they had committed. The bonus amounts further take into account the fact that no bonuses were awarded to the executives in the prior two fiscal years.

         STOCK OPTIONS/WARRANTS. The primary goal of the Company is to excel in the creation of long-term value for stockholders; the Committee believes that stock options/warrants provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options/warrants as one of the more important components of the Company's long-term, performance-based compensation philosophy. The grant of options/warrants to key employees encourages equity ownership in the Company, and closely aligns management's interests to the interests of all the stockholders. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves the Company permanently, stock options/warrants are an incentive for key employees to remain with the Company long-term. These options/warrants are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options/warrants granted by the Company to its executive officers and other employees have exercise prices equal to or in excess of the fair market value at the time of grant. Options/warrants vest and become exercisable at such time as determined by the Board. The initial grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

         OTHER.   In  addition  to  the  foregoing,   officers   participate  in
compensation plans available to all employees such the Company's 401(k) retirement plan and Employee Stock Purchase Plan. See "Executive Compensation - Other Employee Benefit Plans."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to chief executive officer salaries at comparable companies, include the Company's operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for the Company. Mr. Valente's salary was established using the same criteria as for the Company's other executive officers, as discussed above, and was determined by direct negotiations between Mr. Valente and the entire Board of Directors at the time he accepted the position of Chief Executive Officer. Subsequent to that time, Mr. Valente has requested that his salary be reduced from its initial base amount of $300,000 to $270,000, his current base salary. The Board considered as part of its subjective evaluation, among other factors, Mr. Valente's (i) over two decades of experience in a high-level executive position with a large, well-established high-technology company (EG&G), (ii) outstanding reputation and contacts in the local business community, and (iii) extensive knowledge of finance and accounting.

                             COMPENSATION COMMITTEE

                                 James G. Martin
                               A. Neil Pappalardo

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Chief Executive Officer, Louis P. Valente, serves on the Board of Directors of Medical Information Technology, Inc. Mr. Pappalardo is the Chief Executive Officer of Medical Information Technology Inc. Mr. Valente does not serve on the Compensation Committee of Medical Information Technology, Inc.

COMPANY STOCK PRICE PERFORMANCE

         The Securities and Exchange Commission requires that the Company include in this proxy statement a line-graph presentation comparing cumulative five-year shareholder returns for the Company's common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company's common stock has been publicly traded since December 18, 1992.

         The following graph shows a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on a $100 investment, from December 31, 1994 through December 31, 1999 comparing the return on the Company's common stock with the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stocks Index. No dividends have been declared or paid on the Company's common stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                                                Comparison of Five-Year Cumulative Total Return


-------------------------------------------------------------------------------------------------------------


                                    12/31/94    12/31/95     12/31/96    12/31/97    12/31/98     12/31/99
                                    --------    --------     --------    --------    --------     --------
Palomar Medical Technologies, Inc.        $100        $161         $186         $25         $24           $5
Nasdaq Stock Market Total Return          $100        $141         $174        $213        $300         $542
Nasdaq Non-Financial Stocks               $100        $139         $169        $198        $290         $559
-------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists ownership of the Company's common stock for the persons or groups specified. Ownership includes direct and indirect
(beneficial) ownership, as defined by SEC rules. To the Company's knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. Information for our directors and officers is as of March 24, 2000. Information for the beneficial owners of at least 5% of our shares is as of the latest reports by those entities received by the Company.

                                                          Number of Shares                 Percentage
Name and Address of Beneficial Owner                     Beneficially Owned               of Class (1)
-----------------------------------------------       -------------------------        -------------------

Louis P. Valente(2)                                                    204,143                2.0%
82 Cambridge Street
Burlington, MA  01803

Joseph P. Caruso(3)                                                    236,232                2.3%
82 Cambridge Street
Burlington, MA  01803

A. Neil Pappalardo(4)(5)                                                70,713                 *
82 Cambridge Street
Burlington, MA  01803

James G. Martin(4)                                                      42,142                 *
82 Cambridge Street
Burlington, MA  01803

Nicholas P. Economou(4)                                                 43,570                 *
82 Cambridge Street
Burlington, MA  01803

The Travelers Insurance Company(6)                                     956,418                9.5%
One Tower Square
Hartford, CT  06183

The Travelers Insurance Group, Inc.(6)                                 956,418                9.5%
One Tower Square
Hartford, CT  06183

PFS Services, Inc.(6)                                                  956,418                9.5%
3120 Breckinridge Blvd.
Duluth, GA  30199-0001

Associated Madison Companies, Inc.(6)                                  956,418                9.5%
153 East 53rd Street
New York, NY  10013

Citigroup Inc.(6)                                                      967,096                9.6%
153 East 53rd Street
New York, NY  10043

The Rockside Foundation(7)                                           1,707,688               16.9%
524 North Avenue
New Rochelle, NY  10801

                                       10

Mark T. Smith(7)                                                     1,707,688               16.9%
7670 First Place
Oakwood, OH  44146

The R. Templeton Smith Foundation(7)                                 1,707,688               16.9%
3001 Fairmont Blvd.
Cleveland Heights, OH  44118

All Directors and Executive Officers as Group                          596,800                5.9%

  *      Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage ownership is based on 10,089,450 shares of common stock issued and outstanding as of March 24, 2000.

(2) Includes 177,142 shares of common stock which Mr. Valente has the right to acquire within 60 days pursuant to the exercise of options and warrants.

(3) Includes 224,997 shares of common stock which Mr. Caruso has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 1,689 shares held in our 401(k) Plan.

(4) Includes 42,142 shares of common stock which each of these directors has the right to acquire within 60 days pursuant to the exercise of warrants.

(5) Includes 28,571 shares of common stock which Mr. Pappalardo has the right to acquire within 60 days pursuant to the exercise of warrants.

(6) Based on information provided in Amendment No. 5 to a Schedule 13G/A, filed on February 14, 2000. Includes shares beneficially owned with respect to which this entity shares voting and dispositive power with the affiliated entities listed, and further assumes exercise/conversion of certain securities which by their terms may not be currently exercisable within 60 days. The entities may disclaim that they constitute a "group" for purposes of owning these shares.

(7) Based on information provided in Amendment No. 6 to a Schedule 13D/A, filed on January 10, 2000, and supplemental information provided by the entities' attorney. Includes shares beneficially owned with respect to which this entity/individual shares voting and dispositive power with the affiliated entities/individuals listed. Includes 428,572 shares of common stock which the entity/individual has the right to acquire within 60 days pursuant to the exercise of warrants. The entities/individuals may disclaim that they constitute a "group" for purposes of owning these shares.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock ("10% Stockholders"), to file with the Securities and Exchange Commission initial reports of ownership of the Company's common stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, or written representations that Form 5 was not required, the Company believes that the Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with.

FINANCIAL INFORMATION INCORPORATED BY REFERENCE

         The following financial information, which has been filed with the Securities and Exchange Commission, is incorporated herein by reference:

                  (a)The Company's audited consolidated financial statements, including the notes thereto and together with auditor's reports thereon, appearing on pages 20 to 53 of the Company's Annual Report on Form 10-K (the "Form 10-K") for the year ended December 31, 1999, as included in the Company's 1999 Annual Report to Stockholders being furnished to stockholders together with this proxy statement; and

                  (b)Management's Discussion and Analysis of Financial Condition and Results of Operations appearing on pages 15-26 of the Form 10-K as included in the Annual Report to Stockholders furnished herewith.

SOLICITATION

         No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

DEADLINE FOR SUBMISSION OF 2001 STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2001 must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 2000 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

MISCELLANEOUS

         The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

         Stockholders of record on April 17, 2000 will receive a proxy statement and the Company's 1999 Annual Report and Annual Report on Form 10-K (excluding exhibits), which contains detailed financial information concerning the Company. Written requests for additional copies of these forms may be submitted to Paul
S. Weiner, Treasurer, Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, Massachusetts 01803. In addition, you may visit our home page at HTTP://WWW.PALMED.COM or the SEC's Web at HTTP://WWW.SEC.GOV that contains reports, proxy and information statements and other information regarding registrants that file electronically, including the Company.

                                       12